Part 1 Agreement

Contract-issuer (full name): Shanxi Feihe Santai Biological Technique Co., Ltd.
Contractor (full name): Changzhi subsidiary company of Henan Construction Project Company
According to "The Contract Law of the People's Republic of China", "The Construction Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction

Project name: the walnut powder and the walnut dew, rebuilding of production workshop, the raw materials warehouse foundation

Project place: No.16 Guanghan Road, Licheng Town

Project content: Construction, light installation, water/heating/electricity and suspended ceiling

The contractor's project sheet should be attached to the cluster project (appendix 1)

Project's authorization document number: ______________________

Capital source: self-raising

2. Contract scope

Contract scope: rebuilding the factory, construction installment, water/heating/electricity and suspended ceiling

3. Contract time limit

Start working: May 10, 2004

Finish working: August 20, 2004

The total project time regulated in the contact is 100 days.

4. Quality specification

Project quality specification: Qualified

5. Contract price

Amount (capitalization): one million nine hundred and eighty nine thousand three hundred Yuan

(RMB)

¥1,989,300 RMB

6. Documents constituting the contract

The documents constituting the contract include:

(1) The contract agreement

(2) Letter of acceptance

(3) Tender and Appendix to Tender

(4) Contract's conditions of Particular Application

(5) Contract's general conditions

(6) Standard, specifications and relevant technique documents

(7) Drawings

(8) Price bills of quantities

(9) Project quotation or budget statement

The written agreement or document on the discussion or change of this project made by both parties is regarded as the constituent of this contract.

7. The relevant words' definition of this agreement is same to the definition given in Part II'General condition' of this contract.

8. The Contract-issuer promises to bear the responsibility of project quality guarantee during the contract agreed construction and completion period of the project as well as the quality warranty period.

9. The Contract-issuer promises to pay the contract money and other payable amount according to the contract agreed deadline and in the contract agreed way.

10. Contract valid time

Contract time: May 1, 2004

Contract address: company office

This contract becomes into effect only with the signature and seal of both parties.

Contract-issuer: (company seal)	Contractor: (company seal)
Residence: Licheng Town	Residence:
Legal representative:	Legal representative:
Designated representative: Fu Wenguo	Designated representative: Shang Zhiguo
Tel: 0355-6640368	Tel: 13509151546
Fax: 0355-6640368	Fax:
Bank:	Bank: Gaoxin Branch of Bank of Construction
Account No.:	Account No.:140645136221200766
Post code: 047600	Post code:046000

The project quality maintenance book is signed by both Contract-issuer and Contractor before the completion approval, and regarded as the appendix to construction contract, with the effective period expired to the maintenance expiration.

Contract-issuer (company seal)	Contractor (company seal) :
Legal representative (signature): FuWenguo	Legal representative (signature)

Date: May 1, 2004 Date:

Part 1 Agreement

Contract-issuer (full name): Shanxi Feihe Santai Biological Technique Co., Ltd.

Contractor (full name): Changzhi subsidiary company of Henan Construction Project Company

According to "The Contract Law of the People's Republic of China", "The Construction Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction

Project name: the walnut powder and the walnut dew, rebuilding of production workshop, the raw materials warehouse foundation

Project place: No.16 Guanghan Road, Licheng Town

Project content: Construction, light installation, water/heating/electricity and suspended ceiling

The contractor's project sheet should be attached to the cluster project (appendix 1)

Project's authorization document number: ______________________

Capital source: self-raising

2. Contract scope

Contract scope: rebuilding the factory, construction installment, water/heating/electricity and suspended ceiling

Part 1 Agreement

Contract-issuer (full name): Shanxi Feihe Santai Biological Technique Co., Ltd.

Contractor (full name): Changzhi subsidiary company of Henan Construction Project Company

According to "The Contract Law of the People's Republic of China", "The Construction Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction

Project name: walnut intensive processing workshop civil engineering

Project place: No.16 Guanghan Road, Licheng Town

Project content: civil construction, fire controlling

The contractor's project sheet should be attached to the cluster project (appendix 1)

Project's authorization document number: ______________________

Capital source: self-raising

2. Contract scope

Contract scope: rebuilding the factory, water/heating installment and suspended ceiling

3. Contract time limit

Start working: Oct.3, 2004

Finish working: Dec. 23, 2004

The total project time regulated in the contact is 80 days.

4. Quality specification

Project quality specification: Qualified

5. Contract price

Amount (capitalization): three million six hundred and sixty-five thousand Yuan (RMB)

¥3,665,000 RMB

6. Documents constituting the contract

The documents constituting the contract include:

(1) The contract agreement

(2) Letter of acceptance

(3) Tender and Appendix to Tender

(4) Contract's conditions of Particular Application

(5) Contract's general conditions

(6) Standard, specifications and relevant technique documents

(7) Drawings

(8) Price bills of quantities

(9) Project quotation or budget statement

The written agreement or document on the discussion or change of this project made by both parties is regarded as the constituent of this contract.

7. The word's definition of this agreement is same to the definition given in Part IIGeneral condition of this contract.

8. The Contract-issuer promises to bear the responsibility of project quality guarantee during the contract agreed construction and completion period of the project as well as the quality warranty period.

9. The Contract-issuer promises to pay the contract money and other payable amount according to the contract agreed deadline and in the contract agreed way.

10. Contract valid time

Contract time: Oct. 1, 2004

Contract address: company office

This contract becomes into effect only with the signature and seal of both parties.

Contract-issuer: (company seal)

Residence: Licheng Town
Legal representative:
Designated representative: Fu Wenguo
Tel: 0355-6640368
Fax: 0355-6640368
Bank: Bank of China
Account No.10463065051809100l
Post code: 047600

Contractor: (company seal)

Residence:
Legal representative:
Designated representative: Shang Zhiguo
Tel:
Fax:
Bank: Yongtai Branch of Bank of Agriculture
Account No.: 711001040007444
Post code:046000

Part 1 Agreement

Contract-issuer (full name): Shanxi Feihe Santai Biological Technique Co., Ltd.
Contractor (full name): Changzhi subsidiary company of Henan Construction Installation Company
According to "The Contract Law of the People's Republic of China", "The Construction Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction

Project name: walnut intensive processing project, impregnate workshop, refining workshop, boiler room, spray tower, and level III enrichment project

Project place: Guangbei Road
Project content: all the civil construction in the tender drawing (exclude water/heating/electricity)
The contractor's project sheet should be attached to the cluster project (appendix 1)
Project's authorization document number: Jinji, Huangfa Document No. [2003]1427
Capital source: self-raising

2. Contract scope

Contract scope: civil construction and installment

3. Contract time limit

Start working: May 15, 2004
Finish working: August 25, 2004
The total project time regulated in the contact is 100 days.

4. Quality specification

Project quality specification: Qualified

5. Contract price

Amount (capitalization): four million five hundred and eleven thousand three hundred Yuan (RMB)

¥4,511,300 RMB

6. Documents constituting the contract

The documents constituting the contract include:

(1) The contract agreement

(2) Letter of acceptance

(3) Tender and Appendix to Tender

(4) Contract's conditions of Particular Application

(5) Contract's general conditions

(6) Standard, specifications and relevant technique documents

(7) Drawings

(8) Price bills of quantities

(9) Project quotation or budget statement

The written agreement or document on the discussion or change of this project made by both parties is regarded as the constituent of this contract.

7. The word's definition of this agreement is same to the definition given in Part IIGeneral condition of this contract.

8. The Contract-issuer promises to bear the responsibility of project quality guarantee during the contract agreed construction and completion period of the project as well as the quality warranty period.

9. The Contract-issuer promises to pay the contract money and other payable amount according to the contract agreed deadline and in the contract agreed way.

10.Contract valid time

Contract time: May 8, 2004

Contract address: No. 16 Guanghan Stree, Licheng Town

This contract becomes into effect only with the signature and seal of both parties.

Contract-issuer: (company seal)	Contractor: (company seal)
Residence: No. 16 Guanghan Stree, Licheng Town	Residence: No.1 Changhan Road
Legal representative: Leng Youbin	Legal representative: Ma Zhanqiao
Designated representative: Fu Wenguo	Designated representative: Shang Qingbi
Tel: 0355-6640368	Tel: 2020021
Fax: 0355-6640368	Fax:
Bank: Licheng Branch of Bank of China	Bank: Xingchen Branch of Bank of Construction
Account No.: 10463065051809100l	Account No.: 14064523622121142

Post code: 047600 Post code:

Part 1 Agreement

Contract-issuer (full name): Shanxi Feihe Santai Biological Technique Co., Ltd.

Contractor (full name): Changzhi subsidiary company of Henan Construction Project Company

According to "The Contract Law of the People's Republic of China", "The Construction Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction

Project name: walnut intensive processing workshop civil engineering

Project place: No.16 Guanghan Road, Licheng Town

Project content: civil construction

The contractor's project sheet should be attached to the cluster project (appendix 1)

Project's authorization document number: ______________________________

Capital source: self-raising

2. Contract scope

Contract scope: rebuilding the factory, water/heating installment and suspended ceiling

3. Contract time limit

Start working: Oct.3, 2004

Finish working: Dec. 23, 2004

The total project time regulated in the contact is 80 days.

4. Quality specification

Project quality specification: Qualified

5. Contract price

Amount (capitalization): eight million nine hundred and sixty thousand Yuan

¥:8,960,000 RMB

6. Documents constituting the contract

The documents constituting the contract include:

(1) The contract agreement
(2) Letter of acceptance
(3) Tender and Appendix to Tender
(4) Contract's conditions of Particular Application
(5) Contract's general conditions
(6) Standard, specifications and relevant technique documents
(7) Drawings
(8) Price bills of quantities
(9) Project quotation or budget statement

The written agreement or document on the discussion or change of this project made by both parties is regarded as the constituent of this contract.

7. the word's definition of this agreement is same to the definition given in Part IIGeneral

condition of this contract.

8. The Contract-issuer promises to bear the responsibility of project quality guarantee during the contract agreed construction and completion period of the project as well as the quality warranty period.

9. The Contract-issuer promises to pay the contract money and other payable amount according to the contract agreed deadline and in the contract agreed way.

10.Contract valid time

Contract time: Oct. 1, 2004

Contract address: company office

This contract becomes into effect only with the signature and seal of both parties.

Contract-issuer: (company seal)

Residence: Licheng Town
Legal representative:
Designated representative: Fu Wenguo
Tel: 0355-6640368
Fax: 0355-6640368
Bank: Bank of China
Account No.: 104630650518091001
Post code: 047600

Contractor: (company seal)

Residence:
Legal representative:
Designated representative: Shang Zhiguo
Tel:
Fax:
Bank: Yongtai Branch of Bank of Agriculture
Account No.: 711001040007444
Post code:

Contract

Contract-issuer: Shanxi Feihe Santai Biological Technique Co. Ltd.
Contractor: Shanxi Tianqiao Steel Structure Co. Ltd.

According to "The Contract Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction

Project name: the walnut powder oil-before process workshop, processing workshop and warehouse of Shanxi Feihe Santai Biological Technique Co., Ltd.

Project place: Licheng Town, Shanxi Province

Project content: steel structure above construction foundation and surrounding protection structure

Capital source:

Start working: (date)

Finish working: (date)

The total project time regulated in the contact is 60 days. (Working days in effect)

Contract time limit: become effect when Party A pays the money into the Bank account of Party B after the contract is signed (take bank account invoice as the evidence)

2. Contract scope:

Steel structure above construction foundation and surrounding protection structure,

3. Project quality specification

Qualified

4. Technique specification:

Qualified for the national standard and the design request

5. Contract price: ¥2,030,000RMB

Capitalization: two million thirty thousand Yuan

6. Payment method

(1) Advance payment 20%

(2) Steel structure entering- site payment 20%, steel structure complement payment 20%

(3) Color-coated strip entering-site payment 30%

(4) Project complement payment 5%, keeping earnest money 5% and pay it off after one year

7. Safety requirement

(1) Party A should guarantee to supply Party B water and electricity need in the normal construction, and ensure that Party B's materials can be transported to the building site.

(2) Party A should ensure that Party B can work as scheduled; Party A should be responsible for harmonizing the relation with surrounding villagers, and bearing the expense.

(3) The accident happened in the construction should be beard by the responsible side.

8. Composition of contract price

(1) Contract price and adjustment

a. the contract price should not be changed by either party arbitrarily after agreed in the contract. The two parties can agree with either of the following two contract price in the particular condition.

b. fixed price contract: the calculation method of risk scope and risk expense including in the contract price in the particular conditions should be regulated in the particular conditions.

c. adjusted price contract: the changed part in the project should be discussed and solved by the two parties.

9. Project change

Party B conducts the construction according to the drawings confirmed by Party A. If Party A put forwards any changes in the construction, the change notice should be provided and signed by both parties, and the word deadline should be postponed partly at the same time.

Other changes: if the Contract-issuer requires changing project quality specification or other substantive changes happens during the contract fulfillment, it should be settled by both parties.

10. Deadline postponing

(1) Force majeure: project suspension is caused by natural disaster such as rain and snow.

(2) Project delay or suspension is caused by water/electricity/foundation of Party A, such as power cut. When the time sums up to 8 hours, one day is added correspondingly to the project period.

(3) The project deadline will be postponed if the foundation of Party A fails to meet the approval standard required by Party B.

Contract-issuer: (company seal)	Contractor: (company seal)
Residence: Licheng Town	Residence:
Legal representative:	Legal representative:
Designated representative: Fu Wenguo	Designated representative: Shang Zhiguo
Tel: 0355-6640368	Tel:
Fax: 0355-6640368	Fax:
Bank: Bank of China	Bank: Yongtai Branch of Bank of Agriculture
Account No.: 10463065051809100I	Account No.: 711001040007444
Post code: 047600	Post code:

Contract

Contract-issuer: Shanxi Feihe Santai Biological Technique Co., Ltd. (Party A)

Contractor: Changzhi subsidiary company of Henan Construction Project Company (Party B)

According to "The Contract Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction

Project name: Office rebuilding, the vehicle shed, court, fence and indurations of the paths outside the factory

Project place: No. 16 Guanghan Street, Licheng Town

Project content: Office rebuilding, the vehicle shed, court, fence and indurations of the paths outside the factory

Contract way: Contracts for labor and materials

Start working: Sep. 15, 2005

Finish working: March 15, 2006

Contract time limit: become effect when Party A pays the money into the Bank account of Party B after the contract is signed (take bank account invoice as the evidence)

2. Contract scope:

Office rebuilding, the vehicle shed, court, fence and indurations of the paths outside the factory

3. Technique specification:

Qualified for the national standard and the design request

4. Contract price: (Capitalization) <u>two million one hundred and seventy thousand Yuan</u>

5 Payment methods

Advance payment 20%, pay the rest according to project progress

6. Construction requirement

(1) Party B must abide by the relevant national regulation and specification in the construction, all the project should meet with the above standard and the requirement of drawings and design document.

(2) Party B should abide by the relevant management regulation of safety production during the project construction, and adopt the necessary safety protective measures.

7. Valid contract period

(1) This contract become into effect after the signature and seal of both parties. Within the valid period, either party should not change or terminate the contract. If the contract does need changing or terminating, it should be settled based on the written proposal after full discussion between both parties.

8. Contract address: Licheng Town, Shanxi Province

Contract-issuer: (company seal)	Contractor: (company seal)
Residence: Licheng Town	Residence:
Legal representative:	Legal representative:
Designated representative: Fu Wenguo	Designated representative: Shang Zhiguo
Tel: 0355-6640368	Tel:
Fax: 0355-6640368	Fax:
Bank: Bank of China	Bank: Yongtai Branch of Bank of Agriculture
Account No.: 104630650518091001	Account No.: 711001040007444
Post code: 047600	Post code:

Contract

Contract-issuer: Shanxi Feihe Santai Biological Technique Co., Ltd. (Party A)

Contractor: Changzhi subsidiary company of Henan Construction Installation Company (Party B)

According to "The Contract Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction

Project name: Water supply and sewerage, fire control project and other odd project (path indurations in the yard of power leach workshop, screen wall and toilets, etc)

Project place: No. 16 Guanghan Street, Licheng Town

Project content: Water supply and sewerage, fire control project and other odd project (path

indurations in the yard of power leach workshop, screen wall and toilets, etc)

Contract way: Contracts for labor and materials

Start working: Sep. 15, 2005

Finish working: Dec. 15, 2006

Contract time limit: become effect when Party A pays the money into the Bank account of Party B after the contract is signed (take bank account invoice as the evidence)

2. Contract scope:

Water supply and sewerage, fire control project and other odd project (path indurations in the yard of power leach workshop, screen wall and toilets, etc)

3. Technique specification:

Qualified for the national standard and the design request

4. Contract price: (Capitalization) three million Yuan

5. Payment methods

Advance payment 20%, pay the rest according to project progress

6. Construction requirement

(1) Party B must abide by the relevant national regulation and specification in the construction, all the project should meet with the above standard and the requirement of drawings and design document.

(2) Party B should abide by the relevant management regulation of safety production during the project construction, and adopt the necessary safety protective measures.

7. Valid contract period

This contract become into effect after the signature and seal of both parties. Within the valid period, either party should not change or terminate the contract. If the contract does need changing or terminating, it should be settled based on the written proposal after full discussion between both parties.

8. Contract address: Licheng Town, Shanxi Province

Contract-issuer: (company seal)	Contractor: (company seal)
Residence: No. Licheng Town	Residence: No.1 Changhan Road
Legal representative: Leng Youbin	Legal representative: Ma Zhanqiao
Designated representative: Fu Wenguo	Designated representative: Shang Qingbi
Tel: 0355-6640368	Tel: 2020021
Fax: 0355-6640368	Fax:
Bank: Licheng Branch of Bank of China	Bank: Xingchen Branch of Bank of Construction
Account No.: 104630650518091001	Account No.: 14064523622121142
Post code: 047600	Post code:

Contract

Party A : Shanxi Feihe Santai Biological Technique Co., Ltd.

Party B: Changzhi subsidiary company of Henan Construction Project Company

According to the relevant regulation of "The Contract Law of the People's Republic of China", and "Contract Provision of Construction Installation Project", with the purpose of specifying the right & duty and economical responsibility of both parties during the construction, the contact is signed on the basis of two parties' negotiation and agreement.

1. Project brief introduction

(1) Project name: refrigerator

(2) Project place: No.16 Guanghan Street , Licheng Town

(3) Project scope and content: double check refrigerator project

(4) Project contract method: contract for labor and materials

2. Project quality

(1) Party B should conduct the construction based on the national architectural engineering standard, and accept the surveillance of Party A's site representative.

(2) Party B should provide the quality certificate of conformity for main raw materials, and apply them to the project with the approval of Party A's site representative.

(3) Only after the approval of Party A's site representative, the project can be conducted to the next working procedure.

3. Project deadline

(1) The project period is 3months, from Jan. 20, 2006 to April 20, 2006, according to the project planned quantity and actual product requirement of Party A.

(2) With the signature of Party A's site representative, the deadline can be postponed correspondingly in the following situation

a. Party A fails to provide water and electricity to the construction site, path is impeded, or the obstacles are not cleared, thus the construction is delayed.

b. project payment is not be completed as agreed in the contract.

c. project schedule is influenced by the force majeure.

4. Project price

(1) The contact price of this project is (capitalization) three million RMB.

(2) The price will be adjusted based on the actual used materials after the completion of the construction.

5. The payment and balance of this project's price

(1) Within one month after the contract is signed, Party A will pay 20% of the project

material expense to Party B in advance, the rest will be paid according to the project progress.

(2) If Party A fails to pay the project material money agreed in the contract which influence project's schedule, all the economic loss caused by the suspension or delay of Party B should be beard by Party B.

Contract-issuer: (company seal)	Contractor: (company seal)
Residence: Licheng Town	Residence:
Legal representative:	Legal representative:
Designated representative: Fu Wenguo	Designated representative: Shang Zhiguo
Tel: 0355-6640368	Tel:
Fax: 0355-6640368	Fax:
Bank: Bank of China	Bank: Yongtai Branch of Bank of Agriculture
Account No.: 10463065051809100l	Account No.: 711001040007444
Post code: 047600	Post code:

Contract

Party A : Shanxi Feihe Santai Biological Technique Co., Ltd.
Party B: Changzhi subsidiary company of Henan Construction Project Company
According to the relevant regulation of "The Contract Law of the People's Republic of China", and "Contract Provision of Construction Installation Project", with the purpose of specifying the right & duty and economical responsibility of both parties during the construction, the contact is signed on the basis of two parties' negotiation and agreement.

1. Project brief introduction

(1) Project name: factory path indurations in the company

(2) Project place: No.16 Guanghan Street , Licheng Town

(3) Project scope and content: factory path indurations

(4) Project contract method: contract for labor and materials

2. Project quality

(1) Party B should conduct the construction based on the national architectural engineering standard, and accept the surveillance of Party A's site representative.

(2) Party B should provide the quality certificate of conformity for main raw materials, and apply them to the project with the approval of Party A's site representative.

(3) Only after the approval of Party A's site representative, the project can be conducted

to the next working procedure.

3. Project deadline

(1) The project period is 3months, from June. 20, 2006 to Sep. 20, 2006, according to the project planned quantity and actual product requirement of Party A.

(2) With the signature of Party A's site representative, the deadline can be postponed correspondingly in the following situation

a. Party A fails to provide water and electricity to the construction site, path is impeded, or the obstacles are not cleared, thus the construction is delayed.

b. project payment is not be completed as agreed in the contract.

c. project schedule is influenced by the force majeure.

4. Project price

(1) Contact price of this project is (capitalization) one million RMB.

(2) The price will be adjusted based on the actual used materials after the completion of the construction.

5. The payment and balance of this project's price

(1) Within one month after the contract is signed, Party A will pay 60% of the project material expense to Party B in advance, the rest will be paid according to the project progress.

(2) If Party A fails to pay the project material money agreed in the contract which influence project's schedule, all the economic loss caused by the suspension or delay of Party B should be beard by Party B.

Contract-issuer: (company seal)	Contractor: (company seal)
Residence: Licheng Town	Residence:
Legal representative:	Legal representative:
Designated representative: Fu Wenguo	Designated representative: Shang Zhiguo
Tel: 0355-6640368	Tel:
Fax: 0355-6640368	Fax:
Bank: Bank of China	Bank: Yongtai Branch of Bank of Agriculture
Account No.: 104630650518091001	Account No.: 711001040007444
Post code: 047600	Post code:

Contract

Contract-issuer: Shanxi Feihe Santai Biological Technique Co., Ltd.

Contractor: Changzhi subsidiary company of Henan Construction Project Company

According to "The Contract Law of the People's Republic of China", as well as other relevant laws, the administrative rules and regulations, this agreement is made on the basis of equality, willingness, fairness, honesty and credit, after both parties agree on this construction project.

1. Project introduction
Project name: all the production matched pipe network and electricity network of Shanxi Feihe Santai Biological Technique Co., Ltd.
Project place: No.16 Guanghan Street, Licheng Town, Shanxi Province
Project content: installation of the pipe network and electricity network
Capital source:
Start working: (date)
Finish working: (date)
The total project time regulated in the contact is 60 days. (Working days in effect)
Contract time limit: become effect when Party A pays the money into the Bank account of Party B after the contract is signed

2. Contract scope: installation of all the production matched pipe network and electricity network,
3. Project quality specification: Qualified
4. Technique specification:
Qualified for the national standard and the design request

5. Contract price: ¥2,700,000RMB

Capitalization: two million seven hundred thousand Yuan
6. Payment method

1、Advance payment 20%

2、Pipe network material entering- site payment 40%

3、Electricity network material entering-site payment 30%

4、Project complement payment 5%, keeping earnest money 5% and pay it off after one year

7. Safety requirement

1、Party A should guarantee to supply Party B water and electricity need in the normal construction, and ensure that Party B's materials can be transported to the building site.

2、Party A should ensure that Party B can work as scheduled, Party A should be responsible for harmonizing the relation with surrounding villagers, and bearing the expense.

3、The accident happened in the construction should be beard by the responsible side.

8. Composition of contract price
(1) Contract price and adjustment

conditions should be regulated in the particular conditions.

c. adjusted price contract: the changed part in the project should be discussed and solved by the two parties.

9. Project change

Party B conducts the construction according to the drawings confirmed by Party A. If Party A put forwards any changes in the construction, the change notice should be provided and signed by both parties, and the word deadline should be postponed partly at the same time.

Other changes: if the Contract-issuer requires changing project quality specification or other substantive changes happens during the contract fulfillment, it should be settled by both parties.

10. Deadline postponing

(1) Force majeure: project suspension is caused by natural disaster such as rain and snow.

(2) Project delay or suspension is caused by water/electricity/foundation of Party A, such as power cut. When the time sums up to 8 hours, one day is added correspondingly to the project period.

(3) The project deadline will be postponed if the foundation of Party A fails to meet the approval standard required by Party B.

Contract-issuer: (company seal)

Residence: Licheng Town

Legal representative:

Designated representative: Fu Wenguo

Tel: 0355-6640368

Fax: 0355-6640368

Bank: Bank of China

Account No.: 104630650518091001

Post code: 047600

Contractor: (company seal)

Residence:

Legal representative:

Designated representative: Shang Zhiguo

Tel:

Fax:

Bank: Yongtai Branch of Bank of Agriculture

Account No.: 711001040007444

Post code:

No.	Contract content	Contract Amount (ten thousand)
1	Host turret, fining/leach workshop, power distribution room and gate guard	896.00
2	Raw material warehouse	203.00
3	Boiler room	198.00
4	Pipe network, electricity network	270.00
5	Path indurations	80.00

6	Water supply and sewerage, fire control project and other odd project	300.00
7	deep well, pumping room, digestive system, fire controlling basin, reservoir, distribution room and laboratory	366.5
8	walnuts dew production workshop	451
9	Office rebuilding, the vehicle shed, court, fence and indurations of the paths outside the factory	217
10	Odd project (no contract)	27.930542
11	refrigerator	300

[illegible]	[illegible]	[illegible]